  Exhibit 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ACM Research, Inc. for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge on the date hereof:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACM Research, Inc.

Dated: March 22, 2018	By:	/s/ David H. Wang
David H. Wang Chief Executive Officer (Principal Executive Officer)

Dated: March 22, 2018	By:	/s/ Lisa Feng
Lisa Feng Interim Chief Financial Officer (Principal Financial Officer)